This is filed pursuant to Rule 497(e).
     File Nos.:  002-79807 and 811-03586

YIELDS
For current recorded yield information on the Fund, call toll-free:
(800):221-9513

The Fund, an open-end investment company with investment objectives of safety, liquidity and tax-free income consists of the General Portfolio which is diversified, and the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios, each of which is non-diversified. Shares of the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios are offered only to residents of each such respective state. This prospectus sets forth the information about each Portfolio that a prospective investor should know before investing. Please retain it for future reference.

AN INVESTMENT IN THE FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE OF EACH PORTFOLIO. THE PORTFOLIOS, EXCEPT FOR THE GENERAL PORTFOLIO, MAY INVEST A SIGNIFICANT PORTION OF THEIR ASSETS IN THE SECURITIES OF A SINGLE ISSUER. ACCORDINGLY, AN INVESTMENT IN EACH SUCH PORTFOLIO MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

A "Statement of Additional Information" dated October 31, 1997, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown in this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE


CONTENTS
--------
Expense Information                       2
Financial Highlights                      3
Investment Objectives and Policies        7
Purchase and Redemption of Shares        10
Additional Information                   10

PROSPECTUS
OCTOBER 31, 1997


Alliance Municipal Trust--
   General Portfolio
   California Portfolio
   Connecticut Portfolio
   Florida Portfolio
   Massachusetts Portfolio
   New Jersey Portfolio
   New York Portfolio
   Virginia Portfolio
   Massachusetts Portfolio



                             EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES

The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets, after expense reimbursement)    AMT-Gen   AMT-NY   AMT-CA   AMT-CT   AMT-NJ   AMT-VA   AMT-FL   AMT-MA
                                         --------  -------  -------  -------  -------  -------  -------  -------
    Management Fees                         .50%     .50%     .50%     .50%     .50%     .50%     .50%     .50%
    12b-1 Fees                              .25      .25      .25      .25      .25      .25      .25      .25
    Other Expenses                          .25      .25      .25      .25      .25      .25      .25      .25
    Total Fund Operating Expenses          1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                         1 Year   3 Years   5 Years   10 Years
                        -------   -------   -------   --------
AMT--General               $10       $32       $55      $122
AMT--New York              $10       $32       $55      $122
AMT--California            $10       $32       $55      $122
AMT--Connecticut           $10       $32       $55      $122
AMT--New Jersey            $10       $32       $55      $122
AMT--Virginia              $10       $32       $55      $122
AMT--Florida               $10       $32       $55      $122
AMT--Massachusetts         $10       $32


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. The expenses listed in the table for AMT-CT, AMT-NJ, AMT-VA and AMT-FL are net of the contractual reimbursement by the Adviser described in this prospectus. The expenses of such Portfolios, before expense reimbursements, would be: AMT-CT: Management Fee-.50%, 12b-1 Fees-.25%, Other Expenses-.31% and Total Operating Expenses-1.06%; AMT-NJ: Management Fee-.50%, 12b-1 Fees-.25%, Other Expenses-.31% and Total Operating Expenses-1.06%; AMT-VA: Management Fee-.50%, 12b-1 Fees-.25%, Other Expenses-.34% and Total Operating Expenses-1.09%; and AMT-FL: Management Fee-.50%, 12b-1 Fees-.25%, Other Expenses-.34% and Total Operating Expenses-1.09%. For AMT-MA, "Other Expenses" are based on estimated amounts for the current fiscal year. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.


1



    FINANCIAL HIGHLIGHTS - For a share outstanding throughout each period
_______________________________________________________________________________

The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information.
Alliance Municipal Trust

                                                                        General Portfolio
                             -------------------------------------------------------------------------------------------------------
                                                                                                        Six Months      Year Ended
                                                           Year Ended June 30,                             Ended       December 31,
                             -------------------------------------------------------------------------    June 30,  ----------------
                               1997     1996     1995        1994     1993     1992     1991     1990       1989      1988     1987
                             -------  -------  ----------  -------  -------  -------  -------  -------  ----------  -------  -------
Net asset value,
  beginning of period        $ 1.00   $ 1.00   $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00      $ 1.00   $ 1.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income          .028     .029     .028        .018     .020     .034     .046     .055     .030        .047     .041
Net realized and
  unrealized loss
  on investments                 -0-      -0-   (.003)         -0-      -0-      -0-      -0-      -0-      -0-         -0-     -0-
Net increase in
  net asset value
  from operations              .028     .029     .025        .018     .020     .034     .046     .055     .030        .047     .041

ADD: CAPITAL CONTRIBUTIONS
Capital Contributed
  by the Adviser                 -0-      -0-    .003          -0-      -0-      -0-      -0-      -0-      -0-         -0-      -0-

LESS: DIVIDENDS
Dividends from net
  investment income           (.028)   (.029)   (.028)      (.018)   (.020)   (.034)   (.046)   (.055)   (.030)      (.047)   (.041)
Net asset value,
  end of period              $ 1.00   $ 1.00   $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00      $ 1.00   $ 1.00

TOTAL RETURNS
Total investment
  return based on
  net asset value (a)          2.81%   2..93%    2.83%(c)    1.81%    2.05%    3.48%    4.71%    5.65%    6.13%(b)    4.81%    4.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period(in millions)          $980   $1,148   $1,189      $1,134   $1,016     $914     $883     $798     $695        $633     $690
Ratio to average
  net assets of:
  Expenses, net of
    waivers and
    reimbursements              .94%     .95%     .94%        .92%     .92%     .92%     .89%     .83%     .84%(b)     .83%     .80%
  Expenses, before
    waivers and
    reimbursements              .94%     .95%     .95%        .94%     .94%     .95%     .95%     .93%     .94%(b)     .93%     .90%
  Net investment
    income (d)                 2.76%    2.90%    2.78%       1.80%    2.02%    3.40%    4.57%    5.50%    5.96%(b)    4.69%    4.08%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b)  Annualized.

(c)  The capital contribution by the Adviser had no effect on total return.

(d)  Net of expenses reimbursed or waived by the Adviser.


2



                                                                      New York Portfolio
                         -----------------------------------------------------------------------------------------------------------
                                                                                                               Six Months     Year
                                                               Year Ended June 30,                               Ended       Ended
                         -----------------------------------------------------------------------------------    June 30,    Dec. 31,
                             1997       1996       1995       1994       1993       1992     1991      1990       1989        1988
                         ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  -----------  --------
Net asset value,
  beginning of period      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income        .027       .028       .028       .018       .019       .034      .042      .051      .027         .041

LESS: DIVIDENDS
Dividends from net
  investment income         (.027)     (.028)     (.028)     (.018)     (.019)     (.034)    (.042)    (.051)    (.027)       (.041)
Net asset value, end
  of period                $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00

TOTAL RETURNS
Total investment
  return based on
  net asset value (a)        2.77%      2.87%      2.84%      1.77%      1.94%      3.47%     4.32%     5.26%     5.61%(b)     4.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end or
  period (000's omitted) $355,461   $330,984   $177,254   $162,839   $100,529   $100,476   $71,748   $62,536   $41,910      $41,335
Ratio to average net
  assets of:
  Expenses, net of
    waivers and
    reimbursements            .85%       .85%       .85%       .84%       .80%       .80%      .80%      .80%      .85%(b)     1.00%
  Expenses, before
    waivers and
    reimbursements           1.04%      1.03%      1.03%      1.08%      1.06%      1.12%     1.15%     1.18%     1.35%(b)     1.33%
  Net investment
    income (c)               2.73%      2.82%      2.81%      1.77%      1.91%      3.35%     4.20%     5.13%     5.45%(b)     4.03%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b)  Annualized.

(c)  Net of expenses reimbursed or waived by the Adviser.


                                                                 California Portfolio
                      --------------------------------------------------------------------------------------------------------------
                                                                                                               Six        June 2,
                                                                                                              Months      1988(a)
                                                            Year Ended June 30,                               Ended       through
                      ------------------------------------------------------------------------------------   June 30,     Dec. 31,
                          1997       1996       1995       1994       1993       1992      1991      1990      1989         1988
                      ---------  ---------  ---------  ---------  ---------  --------- --------- --------- ------------ ------------
Net asset value,
  beginning of period   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment income     .027       .029       .027       .018       .020       .032      .043      .050      .029         .030

LESS: DIVIDENDS
Dividends from net
  investment income      (.027)     (.029)     (.027)     (.018)     (.020)     (.032)    (.043)    (.050)    (.029)       (.030)
Net asset value,
  end of period         $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00

TOTAL RETURNS
Total investment
  return based on
  net asset value (b)     2.76%      2.91%      2.78%      1.83%      2.05%      3.26%     4.43%     5.17%     6.02%(c)     5.20%(c)

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  period (000's
  omitted)            $357,148   $297,862   $236,479   $219,673   $156,200   $121,317  $111,957  $104,097  $242,124     $103,390
Ratio to average
  net assets of:
  Expenses, net of
    waivers and
    reimbursements         .93%       .93%       .93%       .93%       .93%       .95%     1.00%      .99%      .92%(c)      .89%(c)
  Expenses, before
    waivers and
    reimbursements         .96%       .94%      1.01%      1.02%      1.02%      1.05%     1.10%     1.09%     1.02%(c)     1.10%(c)
  Net investment
    income (d)            2.73%      2.86%      2.75%      1.82%      2.01%      3.18%     4.32%     5.03%     5.90%(c)     5.21%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Net of expenses reimbursed or waived by the Adviser.


3



                                                                        Connecticut Portfolio
                                        ----------------------------------------------------------------------------------
                                                                                                               January 5,
                                                                                                                 1990(a)
                                                                  Year Ended June 30,                           through
                                        ---------------------------------------------------------------------   June 30,
                                            1997      1996      1995      1994      1993      1992      1991      1990
                                        ---------  --------  --------  --------  --------  --------  --------  -----------
Net asset value, beginning of period      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                       .027      .028      .028      .017      .020      .033      .045      .026

LESS: DIVIDENDS
Dividends front net investment income      (.027)    (.028)    (.028)    (.017)    (.020)    (.033)    (.045)    (.026)
Net asset value end of period             $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

TOTAL RETURNS
Total investment return based on
  net asset value (b)                       2.76%     2.88%     2.78%     1.71%     2.00%     3.35%     4.57%     5.53%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $102,612   $95,812   $75,991   $57,314   $56,224   $54,751   $48,482   $27,945
Ratio to net assets of:
  Expenses, net of waivers and
    reimbursements                           .80%      .80%      .80%      .77%      .70%      .58%      .44%      .19%(c)
  Expenses, before waivers and
    reimbursements                          1.10%     1.15%     1.21%     1.21%     1.16%     1.22%     1.16%     1.10%(c)
  Net investment income (d)                 2.72%     2.84%     2.77%     1.69%     1.97%     3.28%     4.39%     5.39%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Net of expenses reimbursed or waived by the Adviser.



                                                             New Jersey Portfolio
                                            ---------------------------------------------------
                                                                                    February 7,
                                                                                     1994 (a)
                                                     Year Ended June 30,             through
                                            -------------------------------------    June 30,
                                                1997         1996         1995         1994
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .027         .028         .029         .008

LESS: DIVIDENDS
Dividends from net investment income           (.027)       (.028)       (.029)       (.008)
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00

TOTAL RETURNS
Total investment return based on
  net asset value (b)                           2.72%        2.89%        2.93%        2.08%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $123,579      $98,098      $74,133      $36,909
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .85%         .82%         .74%         .70%(c)
  Expenses, before waivers and
    reimbursements                              1.12%        1.19%        1.29%        1.93%(c)
  Net investment income (d)                     2.68%        2.84%        2.98%        2.07%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Net of expenses reimbursed or waived by the Adviser.


4



                                                      Virginia Portfolio               Florida Portfolio
                                            -------------------------------------  -------------------------
                                                                      October 25,                 July 28,
                                                   Year Ended           1994(a)       Year         1995(a)
                                                     June 30,           through       Ended       through
                                            ------------------------    June 30,     June 30,     June 30,
                                                1997         1996         1995         1997         1996
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00        $ 1.00      $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .028         .029         .023          0.30        .030

LESS: DIVIDENDS
Dividends from net investment income           (.028)       (.029)       (.023)        (.030)      (.030)
Net asset value. end of period                $ 1.00       $ 1.00       $ 1.00        $ 1.00      $ 1.00

TOTAL RETURNS
Total investment return based on
  net asset value (b)                           2.83%        2.97%        3.48%(c)      3.03%       3.32%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $78,775      $89,557      $66,921       $89,149     $91,179
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .80%         .78%         .44%(c)       .65%        .58%(c)
  Expenses, before waivers and
    reimbursements                              1.15%        1.15%        1.30%(c)      1.10%       1.24%(c)
  Net investment income (d)                     2.78%        2.91%        3.48%(c)      2.97%       3.12%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Net of expenses reimbursed or waived by the Adviser.



                                                       Massachusetts Portfolio
                                                       -----------------------
                                                               April 17,
                                                                1997(a)
                                                               through
                                                               June 30,
                                                                  1997
                                                              ----------
Net asset value, beginning of period                            $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             .007

LESS: DIVIDENDS
Dividends from net investment income                             (.007)
Net asset value, end of period                                  $ 1.00

TOTAL RETURNS
Total investment return based on net asset value (b)(c)           3.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $15,046
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements(c)                   .50%
  Expenses, before waivers and reimbursements (c)                 2.99%
  Net investment income (c)(d)                                    3.47%


(a)  Commencement of operations.

(b) otal investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Net of expenses reimbursed or waived by the Adviser.


From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the General Portfolio for the seven days ended June 30, 1997 amounted to an annualized yield of 3.20%, equivalent to an effective yield of 3.25%. Dividends for the New York Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of


5



3.19%, equivalent to an effective yield of 3.24%. Absent expense reimbursement, the annualized yield for this period would have been 3.00%, equivalent to an effective yield of 3.05%. Dividends for the California Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.08%, equivalent to an effective yield of 3.13%. Absent expense reimbursement, the annualized yield for this period would have been 3.05%, equivalent to an effective yield of 3. 10%. Dividends for the Connecticut Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.05%, equivalent to an effective yield of 3.10%. Absent expense reimbursement, the annualized yield for this period would have been 2.75%, equivalent to an effective yield of 2.80%. Dividends for the New Jersey Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.14%, equivalent to an effective yield of 3.19%. Absent expense reimbursement, the annualized yield for this period would have been 2.87%, equivalent to an effective yield of 2.92%. Dividends for the Virginia Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.41%, equivalent to an effective yield of 3.47%. Absent expense reimbursement, the annualized yield for this period would have been 3.06%, equivalent to an effective yield of 3.12%. Dividends for the Florida Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.41%, equivalent to an effective yield of 3.47%. Absent expense reimbursement, the annualized yield for this period would have been 2.96%, equivalent to an effective yield of 3.02%. Dividends for the Massachusetts Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.71%, equivalent to an effective yield of 3.78%. Absent expense reimbursement, the annualized yield for this period would have been 1.22%, equivalent to an effective yield of 1.29%.



                      INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________________________

Alliance Municipal Trust (the "Fund") consists of eight distinct Portfolios, the General, New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios (each a "Portfolio"), each of which issues a separate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Fund, except for AMT-Florida and AMT-Massachusetts, pursues its objectives by maintaining a portfolio of high quality money market securities all of which at the time of investment have remaining maturities of one year (397 days with respect to AMT-New Jersey and AMT-Virginia) or less, which maturities may extend to 397 days. AMT-Florida and AMT-Massachusetts pursue their objectives by investing in high quality municipal securities having remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended) and, except when the Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in municipal securities (as opposed to the taxable investments described above). While the fundamental policies described above and the other fundamental investment policies described below may not be changed without shareholder approval, the Fund may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that the Fund's objectives will be achieved. Normally, substantially all of each Portfolio's income will be tax-exempt as described below (e.g., for 1996, 100% of the income of each Portfolio was exempt from Federal income taxes; the Massachusetts Portfolio had not yet been established).

The Fund will comply with Rule 2a-7 of the 1940 Act as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. The average maturity of the Fund's portfolios cannot exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

The General Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local income taxes.


6



The New York Portfolio seeks maximum current income that is exempt from Federal, New York state and New York City personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by New York state or its political subdivisions.

The California Portfolio seeks maximum current income that is exempt from Federal and California state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of California or its political subdivisions.

The Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of Connecticut or its political subdivisions.

The New Jersey Portfolio seeks maximum current income that is exempt from Federal and New Jersey state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of New Jersey or its political subdivisions. The New Jersey Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes [i.e., New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities")]. In addition, during periods when Alliance Capital Management L.P. (the "Adviser") believes that New Jersey municipal securities that meet the New Jersey Portfolio's standards are not available, it may invest a portion of its assets in securities whose interest payments are only federally tax-exempt.

The Virginia Portfolio seeks maximum current income that is exempt from Federal and Virginia state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

The Florida Portfolio seeks maximum current income that is exempt from Federal income tax and State of Florida intangible tax by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions.

The Massachusetts Portfolio seeks maximum current income that is exempt from Federal and Massachusetts state personal income taxes by investing at least 65% of its total assets in high quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions. The Massachusetts Portfolio may invest in restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"). Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

Each Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. See below, "Daily Dividends, Other Distributions, Taxes."

There can be no assurance that the Portfolios will achieve their investment objectives. Potential investors in the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios should consider the greater risk of the concentration of such Portfolios versus the safety that comes with less concentrated investments and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each Portfolio's investments in liquid, short-term, high quality investments, each Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more detailed discussion of the financial condition of New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts.


7



Municipal Securities. The municipal securities in which each Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

A Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. Each Portfolio will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit.

Each Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corporation (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

To further enhance the quality and liquidity of the securities in which the Portfolios invest, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Adviser continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause a Portfolio's investments backed by that institution to lose value and affect a Portfolio's share price.

A Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of any Portfolio's net assets. A Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of the respective Portfolio, liquid high-grade debt securities having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to a Portfolio.

Taxable Investments. The taxable investments in which each Portfolio may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Other Investment Policies. No Portfolio of the Fund will invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities with respect to the Massachusetts Portfolio). As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and, with respect to the Massachusetts Portfolio, securities subject to legal or contractual restrictions on resale. With respect to the Massachusetts Portfolio, which may invest in restricted securities, restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

The following investment policies are fundamental policies with respect to each applicable Portfolio except the Massachusetts Portfolio which has adopted the applicable restrictions as non-fundamental policies. To reduce investment risk, the General Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and no


8



Portfolio may invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; a Portfolio may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although (i) with respect to 25% of its total assets the General Portfolio may invest up to 10% per issuer, and
(ii) the New York, California, Connecticut, New Jersey, Virginia, Florida and Massachusetts Portfolios may invest 50% of their respective total assets in as few as four issuers (but no more than 25% of total assets in any one issuer); and a Portfolio may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.



                      PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________________________

For more information on the purchase and redemption of the Fund's shares, see the Fund's Statement of Additional Information.

The Fund offers a variety of shareholder services. For more information about these services, please call your Account Executive.

Account holders of the ProCASH PLUS account offered by The Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing") are eligible to invest in shares of the Fund. The Fund is intended to provide a means for the investment of free credit cash balances arising in ProCASH PLUS Accounts.

PURCHASE OF SHARES
Your brokerage account will be coded to sweep cash balances into shares of the Portfolio you have selected. There is a $500 minimum initial investment for all Portfolios. Free credit balances arising in your brokerage account from check deposits, dividend payments, interest payments and other credits will be invested in the selected Portfolio on the business day after posting. Free credit balances arising from the sale of securities will be invested into the selected Portfolio on the business day following settlement. Pershing will, however, hold back and not invest in the Fund sufficient monies to pay for security purchases which have not yet settled.

REDEMPTIONS
Pershing has instituted an automatic redemption for participants invested in the Fund. Pershing will redeem a sufficient number of shares on settlement date to pay for all securities transactions. If you intend to send funds to settle securities transactions, Pershing must receive these funds on the business day before the settlement date to prevent an automatic redemption. Shares may also be redeemed to meet any debits in the ProCASH PLUS Account arising from debit card and checking transactions and will be paid from your account on the day transactions are posted.



                           ADDITIONAL  INFORMATION
_______________________________________________________________________________

Share Price. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of the Fund is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

Timing of Investments and Redemptions. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

During drastic economic or market developments, shareholders might have difficulty in reaching Alliance Fund Services, Inc. by telephone in which event the shareholder should issue written instructions to Alliance


9



Fund Services, Inc. at the address shown in this prospectus. The Fund reserves the right to suspend or terminate their telephone service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests to purchase or sell shares. The Fund will employ reasonable procedures in order to verify that telephone requests are genuine and could be liable for losses arising from unauthorized transactions if it failed to do so. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

Daily Dividends, Other Distributions, Taxes. All net income of the Fund is determined each business day at 4:00 p.m. (New York time) and is paid immediately thereafter pro rata to shareholders of the Fund of record via automatic investment in additional full and fractional shares of the Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

Distributions to you out of tax-exempt interest income earned by each Portfolio of Alliance Municipal Trust are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from New York state and New York City personal income taxes. Distributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California personal income taxes. Distributions to individuals who are residents of Connecticut out of income earned by the Connecticut Portfolio from Connecticut municipal securities are exempt from Connecticut personal income taxes. Distributions to residents of New Jersey out of income earned by the New Jersey Portfolio from New Jersey municipal securities or U.S. Government Securities are exempt from New Jersey state personal income taxes. Distributions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders. Distributions to residents of Virginia out of income earned by the Virginia Portfolio from Virginia municipal securities or obligations of the United States or any authority, commission or instrumentality of the United States are exempt from Virginia individual, estate, trust, or corporate income tax. Dividends paid by the Florida Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Florida Portfolio shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have its entire portfolio invested in U.S. Government securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Florida Portfolio to corporate shareholders will be subject to Florida corporate income tax. Distributions to residents of Massachusetts out of interest earned by the Massachusetts Portfolio from Massachusetts municipal securities are exempt from Massachusetts state personal income taxes. Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.


10



The Adviser. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under separate Advisory Agreements to provide investment advice and, in general, to supervise its management and investment program, subject to the general control of the Trustees of the Fund. For the fiscal year ended June 30, 1997, the General, New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios each paid the Adviser an advisory fee at an annual rate of .50, .41, .50, .30, .33, .25 and .15 of 1%, respectively, of the average daily value of the respective Portfolio's net assets. For the period ended June 30, 1997, the Adviser waived the advisory fee for AMT-MA.
The Adviser is a leading international investment manager, supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which more than $81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, foundations and endowment funds. The 54 registered investment companies managed by the Adviser comprising 116 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the period ended June 30, 1997, the General, New York, California, Connecticut, New Jersey, Virginia and Florida Portfolio each paid the Adviser a distribution services fee at an annual rate of .25, .15, .22,
 .15, .15, .15 and .15 of 1%, respectively, of the average daily value of the net assets of each Portfolio. For the period ended June 30, 1997, the distribution payment was waived for AMT-MA. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Fund's shares. The Fund believes that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

The Adviser will reimburse the Fund to the extent that aggregate operating expenses of the Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

Custodian, Transfer Agent and Distributor. State Street Bank and Trust Company, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

Fund Organization. The Fund is an open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. The Fund's activities are supervised by its Trustees. Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

Reports. You receive semi-annual and annual reports for the Fund as well as a monthly summary of your account.


11